UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 10, 2013

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Item 1.01	Entry into a Material Definitive Agreement.
	Item 8.01	Other Events.
	Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 2.1
Second Amendment to Agreement and Plan of Merger, dated as of July 10, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC.

Exhibit 99.1	Press release dated July 10, 2013

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On July 10, 2013, MPG Office Trust, Inc., a Maryland corporation (the “Company”), MPG Office, L.P., a Maryland limited partnership (the “Partnership”), Brookfield DTLA Holdings LLC, a Delaware limited liability company that was converted from a Delaware limited partnership on May 10, 2013 (“Parent”), Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (“Sub REIT”), Brookfield DTLA Fund Office Trust Inc., a Maryland corporation (“REIT Merger Sub”), and Brookfield DTLA Fund Properties LLC, a Maryland limited liability company (“Partnership Merger Sub”) (Parent, Sub REIT, REIT Merger Sub and Partnership Merger Sub, collectively, the “Brookfield Parties”), entered into a Second Amendment to Agreement and Plan of Merger (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of April 24, 2013 (as amended by that certain Waiver and First Amendment to Agreement and Plan of Merger, the “Merger Agreement”), which provides for the merger of the Company with and into REIT Merger Sub (the “REIT Merger”), with REIT Merger Sub surviving the REIT Merger (the “Surviving Entity”), and a merger of Partnership Merger Sub with and into the Partnership (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”), with the Partnership surviving the Partnership Merger (the “Surviving Partnership”).

The Amendment amends the Merger Agreement to permit the Company to release third parties currently subject to confidentiality agreements with the Company from any standstill or similar provision contained in such agreements.

A copy of the Amendment is attached hereto as Exhibit 2.1. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Section 8 – Other Events

Item 8.01	Other Events.

Memorandum of Understanding

After the announcement of the execution of the Merger Agreement, five putative class actions on behalf of holders of the Company’s common stock were filed against the Company, the members of the board of directors of the Company, the Partnership, Brookfield Office Properties Inc. (“BPO”), Sub REIT, REIT Merger Sub, Partnership Merger Sub and Brookfield DTLA Inc. Two of the lawsuits were filed in the Superior Court of the State of California in Los Angeles County while the other three lawsuits were filed in the Circuit Court for Baltimore City, Maryland. The plaintiffs in these lawsuits are purported holders of the Company’s common or preferred stock and are purportedly acting on behalf of a putative class of holders of common or preferred stock, as applicable. We refer to these putative class actions collectively as the “common stock merger litigation.”

On July 10, 2013, solely to avoid the costs, risks and uncertainties inherent in litigation, the Company and the other named defendants in the common stock merger litigation signed a memorandum of understanding (the “MOU”), regarding a proposed settlement of all claims asserted therein. The MOU provides, among other things, that the parties will seek to enter into a stipulation of settlement which provides for the release of all asserted claims. The asserted claims will not be released until such stipulation of settlement is approved by the court. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve such settlement even if the parties were to enter into such stipulation. Additionally, as part of the MOU, the Company has agreed (i) to make certain additional disclosures related to the proposed merger, (ii) to amend the merger agreement to permit the Company to release third parties currently subject to confidentiality agreements with the Company from any standstill restrictions contained in such agreements, and (iii) to file this Current Report on Form 8-K and related press release. Finally, in connection with the proposed settlement, the plaintiffs intend to seek, and the defendants have agreed to pay, an award of attorneys’ fees and expenses in an amount to be determined by the Superior Court of the State of California in Los Angeles County. This payment will not affect the amount of consideration to be to be received by the Company’s stockholders pursuant to the terms of the Merger Agreement.

The Company issued a press release on July 10, 2013 announcing the entry into the Amendment and the MOU. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information about the Proposed Transaction and Where to Find It

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger transaction, the Company has filed a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company also may file other relevant documents with the SEC regarding the proposed merger transaction. Separately, one of the subsidiaries of BPO has filed tender offer materials with the SEC and the Company has filed a Solicitation/Recommendation Statement with respect to the tender offer. In addition, an affiliate of BPO has filed a registration statement with the SEC relating to preferred stock of such affiliate that may be issued to holders of the Company’s preferred stock who do not tender into the tender offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement, as well as the related registration statement, contain important information, which should be read carefully before any decision is made with respect to the tender offer. INVESTORS ARE URGED TO READ THE PROXY STATEMENT, THE TENDER OFFER DOCUMENTS, THE SOLICITATION/RECOMMENDATION STATEMENT, THE RELATED REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement, the tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents), the Solicitation/Recommendation Statement, the related registration statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.mpgoffice.com or by directing a written request to MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071, Attention: Peggy Moretti. Copies of the tender offer materials and the Solicitation/Recommendation Statement, as well as the related registration statement, may also be obtained for free by contacting the Information Agent for the tender offer named in the tender offer materials.

Participants in the Merger Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2013. Additional information regarding the interests of such potential participants is included in the proxy statement and other relevant documents filed with the SEC. You may obtain free copies of these documents from the Company using the sources indicated above.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended). These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature.

Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company. All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to rent and occupancy growth, general conditions in the geographic areas where the Company operates and the availability of capital, are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, there can be no assurance that such expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) maintenance of real estate investment trust status, (v) availability of financing and capital, (vi) risks associated with the ability to consummate the merger and the timing of the closing of the merger, and (vii) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time. The Company does not undertake any duty to update and revise statements contained in these materials based on new information or otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

2.1*
Second Amendment to Agreement and Plan of Merger, dated as of July 10, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC.

99.1**	Press release dated July 10, 2013
_________

*	Filed herewith.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

Dated:   As of July 10, 2013